                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  J.L. Ault
                                          ---------------------------------
                                          J.L. Ault
                                          Vice President - Corporate
                                          Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints T. A. Commes, L. J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 25, 1996

                                          /s/  J. G. Breen
                                          ---------------------------------
                                          J. G. Breen
                                          Chairman and Chief Executive
                                          Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen,
L. J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 25, 1996

                                          /s/  T.A. Commes
                                          ---------------------------------
                                          T.A. Commes
                                          President and Chief Operating
                                          Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  L.J. Pitorak
                                          ---------------------------------
                                          L.J. Pitorak
                                          Senior Vice President - Finance,
                                          Treasurer and Chief Financial
                                          Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  J.M. Biggar
                                          ---------------------------------
                                          J.M. Biggar
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  D.E. Collins
                                          ---------------------------------
                                          D.E. Collins
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  L. Carter
                                          ---------------------------------
                                          L. Carter
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  D.E. Evans
                                          ---------------------------------
                                          D.E. Evans
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T. A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commissions any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  R. W. Mahoney
                                          ---------------------------------
                                          R. W. Mahoney
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes, and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  W.G. Mitchell
                                          ---------------------------------
                                          W.G. Mitchell
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  A.M. Mixon, III
                                          ---------------------------------
                                          A.M. Mixon, III
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  H.O. Petrauskas
                                          ---------------------------------
                                          H.O. Petrauskas
                                          Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

     The undersigned director of The Sherwin-Williams Company, an Ohio corporation ("Company"), hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement with respect to the issuance by the Company of up to $450,000,000 aggregate principal amount (at stated maturity) of debentures, notes and/or other debt obligations and/or any rights and/or warrants to purchase any of the foregoing, and to file with the Securities and Exchange Commission any and all post-effective amendments to any such Registration Statement with all exhibits thereto, and any and all documents in connection therewith and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed the date set opposite my name.

January 24, 1996

                                          /s/  R.K. Smucker
                                          ---------------------------------
                                          R.K. Smucker
                                          Director